EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 USC SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the quarter ended April 30, 2024 of Everything Blockchain, Inc. (the “Company”), as filed with the Securities and Exchange Commission on or about the date hereof (the “Report”), I, Toney Jennings, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 14, 2024	By:	/s/ Toney Jennings
Toney Jennings
	Its:	Chief Executive Officer
(Principal Executive Officer)

This certification accompanies this report on Form 10-Q pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by the Company for purpose of Section 18 of the Securities Exchange Act of 1934, as amended.